Rule 482ad

Dated: December 17, 2019

The following pricing notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the preliminary prospectus supplement and accompanying prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the preliminary prospectus supplement and accompanying prospectus.

Pricing Notification – The Gabelli Multimedia Trust Inc.

Issuer:	The Gabelli Multimedia Trust Inc.

Security Type:	Fixed-Rate Cumulative Preferred Shares

Title:	Series G Cumulative Preferred Shares

Liquidation Preference/Price:	$25.00 per share

Underwriting Discount:	$0.7875 per share

Maturity:	Perpetual

Size:	$50,000,000 (or 2,000,000 shares)

Net Proceeds (before expenses):	$48,425,000

Cumulative Dividend Rate:	5.125% per annum

Trade Date:	December 17, 2019

Settlement Date:	December 20, 2019 (T+3)

Dividend Payment Dates:	March 26, June 26, September 26 and December 26 in each year commencing on March 26, 2020

Optional Redemption Date:	December 20, 2024

Use of Proceeds:	Redemption of 6% Series B Preferred Shares with aggregate liquidation preference of approximately $19.8 million and purchasing portfolio securities in accordance with the Issuer’s investment objectives and policies.

Expected Listing/Ticker:	NYSE / GGT PrG

Anticipated Rating:	A2 from Moody’s Investors Service, Inc. (No assurances can be given that the anticipated rating will be obtained from Moody’s Investors Service, Inc.)

CUSIP/ISIN:	36239Q 604 / US36239Q6044

Underwriters:	BofA Securities, Inc. as representative of the underwriters named in the Prospectus Supplement of The Gabelli Multimedia Trust Inc.

The information herein and in the prospectus supplement is not complete and is subject to change. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement and related base prospectus contain this and additional information about The Gabelli Multimedia Trust Inc. and the Series G Cumulative Preferred Shares, and should be read carefully before investing. A copy of the prospectus supplement and related base prospectus is available on EDGAR, or from your financial adviser.

An investment in the Series G Cumulative Preferred Shares involves risks. Therefore, before investing in the Series G Cumulative Preferred Shares you should consider the risks associated with such an investment carefully. See “Special Characteristics and Risks of the Series G Preferred Shares” in the prospectus supplement and “Risk Factors and Special Considerations” in the related base prospectus.